EXHIBIT 10.15

                       AMENDMENT NO. 3 TO LOAN AGREEMENT,
                     GUARANTY, SECURITY AGREEMENT AND NOTES

      This AMENDMENT NO. 3 TO LOAN AGREEMENT, GUARANTY AND SECURITY AGREEMENT, dated as of __________, 200_ (this "Amendment No. 3"), among Vitalstate, Inc., a New York corporation ("Vitalstate Parent"), Vitalstate Canada Ltd., a Canadian corporation ("Vitalstate Canada Sub"), Vitalstate US, Inc., a Florida corporation ("Vitalstate US Sub"), and Scepter Holdings, Inc., a Canadian corporation ("Scepter"), amends

      (a) the Loan Agreement, dated as of February 10, 2004, among VitalstateParent, Vitalstate Canada Sub, Vitalstate US Sub and Scepter, as amended by Amendment No. 1 to Loan Agreement, Guaranty and Security Agreement, dated as of June 5, 2004 ("Amendment No. 1") and Amendment No. 2 to Loan Agreement Guaranty, Security Agreement and Notes, dated as of October 21, 2004 ("Amendment No. 2"), among Vitalstate Parent, Vitalstate Canada Sub, Vitalstate US Sub and Scepter (as amended to date, the "Loan Agreement");

      (b) the Guaranty, dated as of February 10, 2004, made by Vitalstate Canada Sub and Vitalstate US Sub in favor of Scepter, as amended by Amendment No. 1 and by Amendment No. 2 (as amended to date, the "Guaranty");

      (c) the Security Agreement, dated as of February 10, 2004, among Vitalstate Parent, Vitalstate Canada Sub, Vitalstate US Sub and Scepter, as amended by Amendment No 1 and Amendment No. 2 (as amended to date, the "Security Agreement"); and

      (d) the Secured Promissory Notes that have been previously issued by Vitalstate Parent to Scepter pursuant to the Loan Agreement, as amended by Amendment No. 2 (as amended to date, the "Notes") .

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, pursuant to the Loan Agreement, Scepter agreed make loans from time to time to Vitalstate Parent in the aggregate principal amount of up to US$3,400,000; such loans are evidenced by the Notes;

      WHEREAS, pursuant to the Guaranty, Vitalstate Canada Sub and Vitalstate US Sub guaranteed, on a joint and several basis, all of the obligations of Vitalstate Parent pursuant to the Loan Agreement and the Notes;

      WHEREAS, pursuant to the Security Agreement, each of Vitalstate Parent, Vitalstate Canada Sub and Vitalstate US Sub granted Scepter a security interest in certain specified property in order to secure, among other things, the obligations of Vitalstate Parent pursuant to the Notes and the obligations of Vitalstate Canada Sub and Vitalstate US Sub pursuant to the Guaranty;

      WHEREAS, each of Vitalstate Parent, Vitalstate Canada Sub and Vitalstate US Sub have entered into, or anticipate entering into, an Intellectual Property Security Agreement (collectively, the "Intellectual Property Security Agreement") with Scepter pursuant to which each such entity has granted or shall grant to Scepter a security interest in the intellectual property described therein in order to secure, among other things, its obligations pursuant to the Loan Agreement, and, in the case of Vitalstate Canada and Vitalstate US Sub, its obligations pursuant to the Guaranty;

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      WHEREAS, the parties hereto desire to amend the Loan Agreement to provide that the maximum amount that Scepter shall be obligated to loan thereunder shall be US$6,400,000 (such notes to be no later than December 31, 2005 (or, if earlier, upon the demand of the holder of the Notes)) and, in connection therewith, to make certain conforming changes to the Guaranty and the Security Agreement.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

      1. Amendment to Loan Agreement. In the first "WHEREAS" clause and in
Section 1 of the Loan Agreement, the words "Three Million Four Hundred Thousand U.S. Dollars ($3,400,000)" are hereby replaced with the words "Six Million Four Hundred Thousand U.S. Dollars ($6,400,000)."

      2. Amendment to Guaranty.

      (a) In the first "WHEREAS" clause of the Guaranty, the words "Three Million Four Hundred Thousand U.S. Dollars ($3,400,000)" are hereby replaced with the words "Six Million Four Hundred Thousand U.S. Dollars ($6,400,000)."

      (b) All references in the Guaranty to the Loan Agreement are deemed to mean the Loan Agreement, as modified to date.

      3. Amendment to Security Agreement. All references in the Security Agreement to the Loan Agreement are deemed to mean the Loan Agreement, as modified to date.

      4. Amendment to Form of Notes. The form of Note attached as Exhibit A to the Loan Agreement, as such Note has previously been amended by Amendment No. 1, is hereby amended as follows, and all Notes issued on or after the date hereof shall be deemed to contain such amendments, whether or not such changed language is actually included in the Notes:

      (a) The definition of the term "Loan Agreement" in section 3 shall be deemed to mean the Loan Agreement, as modified to date.

      5. Representations and Warranties.

      (a) Each of Vitalstate Parent, Vitalstate Canada Sub and Vitalstate US Sub represents and warrants that the representations and warranties set forth in
Section 4 of the Loan Agreement remain true and correct as of the date of this Amendment No. 3, as if made on the date of this Amendment No. 3.


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      (b) Scepter represents and warrants that it has not transferred any Notes previously executed and delivered by Vitalstate Parent to it to any other person or entity.

      6. No Other Changes. Except as modified hereby, the Loan Agreement, any outstanding Notes, the Guaranty and the Security Agreement shall remain in full force and effect. The Intellectual Property Security Agreement is not being amended by this Amendment No. 3.

      7. Fees and Expenses. Vitalstate Parent shall bear all reasonable legal expenses of Scepter in connection with the negotiation, drafting and execution of this Amendment No. 3 and related documents (including an amendment to Scepter's Schedule 13D with respect to its investment in Vitalstate Parent and fees and expenses of Canadian counsel in amending or supplementing the Hypothecs (as such term is defined in the Loan Agreement)).

      8. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be wholly performed therein.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first above written.

                                            VITALSTATE, INC.

                                            By:______________________________
                                                     Name:
                                                     Title:

                                            VITALSTATE CANADA LTD.

                                            By::______________________________
                                                     Name:
                                                     Title:

                                            VITALSTATE US, INC.

                                            By::______________________________
                                                     Name:
                                                     Title:

                                            SCEPTER HOLDINGS INC.

                                            By: ______________________________
                                                     Name:
                                                     Title:


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